First Quarter 2006 Earnings Call

May 9, 2006

Forward Looking Statement

Please Note: Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates," "expects," "expected," "anticipates," "anticipated," and "targets". These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations.

For a discussion of these risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in the Risk Factors in Item 1A of our Annual Report on Form 10-K for the year-ended December 31, 2005, filed March 16, 2006, as amended by our Form10-K/A filed March 28, 2006 and our subsequent reports on Forms 10-Q and 8-K filed with the Securities and Exchange Commission from time to time. We undertake no obligation to update our forward-looking statements.

Financial Highlights

($ in millions)	Q1 2006
Total Revenue	$120.5
Adjusted EBITDA	$16.7
Commercial Revenue (% of total)	38%
On-Net Revenue (% of total)	51%

Strong financial and operating performance in Q1 2006

Non-GAAP Reconciliation

Adjusted EBITDA ($ in millions)	
Operating Income	$3.9
(+) Depreciation & Amortization	11.2
(+) Stock Compensation Expense	1.6
Adjusted EBITDA	$16.7

Note: Operating Income and Adjusted EBITDA includes a $2.1 million benefit related to the Georgia rate case proceedings.

Adjusted EBITDA at high end of guidance of $13 to $15 million, excluding the GA rate case benefit.

Voice Grade Equivalent Summary

Voice Grade Equivalent Lines (in thousands)	Q4 2005	Q1 2006
Off-Net Voice	240	220
Off-Net Data	13	13
Total Off-Net	253	233
On-Net Voice	287	327
On-Net Data	54	136
Total On-Net	341	463
Total Voice Grade Equivalents	595	696

Growth in VGEs driven by expansion of on-net commercial business in Q1 2006

Commercial Revenue Growth

High Quality Commercial Revenue Driven by Organic Growth and Acquisitions

Total Revenue


Commercial
Residential

Q1 2005


Commercial
38%
Residential
62%

Q1 2006

- Higher gross margins – T1 product 65%
- Lower churn – less than 2%
- Lower bad debt – 2/3 of residential
- Upsale opportunities – grow with customer

T1 Business is Growing and Produces Very Attractive Returns


T1 Unit Growth
3,100
3,500
12,000
Q3 2005
Q4 2005
Q1 2006

- Acquisition Cost - $1600 per customer
- CPE Cost - $350 per customer
- Average Revenue - $400 per customer-month
- Gross Margin – 65%
- Bad Debt – 2% to 3%
- Churn – 1% to 2% per month
- Payback 10 months
- Customer IRR >100%

On-Net Revenue Growth

Record Migrations and Acquisitions Drive On-Net Revenue Growth


Total Revenue
Q1 2005
Q1 2006

- Migrations substantially complete
- Minimal regulatory risk
- Margins comparable to UNE-P
- Expanded network footprint

Strong On-Net Gross Margins Bridge Transition to Facilities Based Provider

Gross Margin (%)


45.2%
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006

- Overall stability in margins
- Hot cuts complete
- Commercial margins exceed residential
- Network synergies to be realized in 2006
- Commercial growth will drive margins higher

Financial Guidance

	Q2 2006	2006
Total Revenue	$113 - $115 mm	$445 - $455 mm
Adjusted EBITDA	$13 - $15 mm	$60 - $70 mm
Capital Expenditures	-	$25 - $30 mm

Adjusted EBITDA expected to resume growth during Q3 2006

Longer-Term Financial Outlook

- Growing On-net Business
  - 67% of lines are on-net, up from 4% a year ago
  - Substantially all new customers are provisioned on-net
  - Inflection point in total revenue in Q1 2007
  - Drive to total annual revenue growth of 15%
- Growing Commercial Revenues
  - 38% of revenue was commercial in Q1, up from 9% a year ago
  - T1 lines growing between 25% and 35% annually
  - Next generation products will drive growth
- Scale EBITDA and EBITDA Margins
  - EBITDA resumes growth in Q3 of 2006
  - Network build complete
  - Network efficiencies drive margin expansion
  - Commercial margins > consumer margins
  - Push total gross margins over 50%
  - Target 20% EBITDA margins